Neuberger Berman Advisers Management Trust®

Supplement to the Summary Prospectus and Prospectus, dated May 1, 2014, and the Statement of Additional Information, dated May 1, 2014 (as amended August 1, 2014), for Class I shares of Short Duration Bond Portfolio (the “Fund”)

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Change in Investment Policy

At a meeting held on December 17-18, 2014, the Board of Trustees of Neuberger Berman Advisers Management Trust approved a revision to the Fund’s 80% investment policy relating to investments suggested by the Fund’s name (“80% policy”).

Effective May 1, 2015, the Fund’s 80% policy as stated in its Summary Prospectus, Prospectus and Statement of Additional Information is revised as stated below.  The Fund’s revised 80% policy supplements and supersedes any information to the contrary in its Summary Prospectus, Prospectus and Statement of Additional Information.

The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds and other debt securities and other investment companies that provide investment exposure to such debt securities.

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The date of this supplement is February 17, 2015.

Please retain this supplement for future reference.

NEUBERGER BERMAN Neuberger Berman Management LLC 605 Third Avenue 2nd Floor New York, NY 10158-0180 Shareholder services: 800-877-9700 Institutional Services: 800-366-6264 Website: www.nb.com